SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              August 18, 2005
                              ---------------
                               Date of Report
                     (Date of earliest event reported)


                          THE AUTOLINE GROUP, INC.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    Utah                          000-49817                       87-0671592
    ----                          ---------                       ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)
                           5442 South 900 East #125
                          Salt Lake City, Utah 84117
                          --------------------------
                   (Address of Principal Executive Offices)

                               (310) 795-0252
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

     (a) Effective as of August 18, 2005, the Registrant, ("Autoline," the "Company," "we," "our," "us" and words of similar import); Autoline Acquisition Corp., a Nevada corporation and a wholly-owned subsidiary of Autoline ("Subsidiary"); and GeNOsys, Inc., a Nevada corporation ("GeNOsys"); executed an Agreement and Plan of Merger (the "Merger Agreement"), whereby Subsidiary merged with and into GeNOsys with GeNOsys being the surviving entity and becoming a wholly-owned subsidiary of ours; and whereby each one
(1) share of issued and outstanding common stock of GeNOsys (the "GeNOsys Shares") were exchanged by the GeNOsys stockholders (the "GeNOsys Stockholders") for one (1) share of our common stock, amounting to 40,000,000 shares in the aggregate, all "restricted securities" as defined in Rule 144 (the "Merger").

     Our Board of Directors conditioned the completion of the Merger Agreement on the execution and delivery of a Compromise and Settlement Agreement (the "Settlement Agreement") by and among 1017975 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta ("1017975"); the shareholders of 1017975 (the "1017975 Shareholders"); John W. R. Miller ("Miller") and Christie M. Woodruff ("Woodruff"), both of whom are directors and executive officers of GeNOsys, and GeNOsys, a copy of which is attached hereto and incorporated herein by reference, and under which we are a third party beneficiary, along with the execution and delivery of a Shareholder Consent to Proposed Merger (the "Shareholder Consent") by each of the GeNOsys Stockholders, a copy of which is attached hereto and incorporated herein by reference.
There
were no dissenters to the Merger.  See Item 9.01, Exhibits A and B of Exhibit
2.1.

     As a part of the execution and delivery of the Settlement Agreement, Miller, Woodruff, Larry Kincade ("Kincade") and Richard Bayly ("Bayly") executed and delivered a Technology Transfer Agreement (the "Technology Transfer Agreement") that is attached hereto and incorporated herein by reference and by which Miller, Woodruff, Kincade and Bayly assigned all of their right, title and interest in the technology (the "Technology") listed in the Technology Agreement to GeNOsys. See Item 9.01, Exhibit C of Exhibit 2.1.

     The combination of these entities was treated as a "reverse" purchase for accounting purposes, with GeNOsys becoming our wholly-owned subsidiary on the closing of the Merger Agreement.

     To the knowledge of our management and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of our common stock prior to the closing of the Merger, and the share holdings of the then members of our management, such computations being based upon the 2,556,500 shares of our common stock that were then outstanding:

Name                             Positions Held     Shares Owned        %
----                             --------------     -------------      --

Steven Brand                      Stockholder         237,500         9.3%
885 E. Three Fountains Dr. #212
Salt Lake City, UT 84107

Elinore Doolin*                   Stockholder         235,000         9.2%
8439 South Sun Valley Dr.
Sandy, UT 84093

James P. Doolin                   President and     1,000,000        39.1%
5130 S. Fort Apache, #215-413     Director
Las Vegas, Nevada  89148

Cory Powers                        Stockholder         237,500       9.3%
864 Northcrest
Salt Lake City, UT 84103

Quad D LTD Partnership*            Stockholder         240,000       9.4%
Sharlene Doolin
5 Pepperwood Drive
Sandy, UT 84092

Burke Staker                       Secretary/          500,000      19.5%
10292 So. Dimple Dell Road         Treasurer and
Sandy, UT 84092                    Director

TOTAL                                                2,450,000      95.8%

  * Sharlene Doolin is deemed a beneficial owner of these shares as she is the general partner of Quad D LTD Partnership; and she is the mother of James Doolin.  She is also the daughter-in-law of Elinore
  Doolin.

     To the knowledge of our management and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of our common stock following the closing of the Merger, and the share holdings of the new members of our management, such computations being based upon the 42,556,500 shares of our common stock that are or will be outstanding following the closing of the Merger:

Name                           Positions Held       Shares Owned        %
----                           --------------       ------------       ---

John W. R. Miller              President and         25,068,592*       58.9%
5063 N. Riverpark Way          Director
Provo, Utah  84604

Christie Melanie Woodruff      Secretary/               195,000*        0.46%
5063 N. Riverpark Way          Treasurer and
Provo, Utah  84604             Director

Clark M. Mower                 Director               8,357,864         19.6%
5509 Mountain View Drive
Mountain Green, Utah  84050

Smith Consulting Services, Inc. Stockholder           3,800,000          8.9%
455 East 500 So., #201
Salt Lake City,  Utah 84111

     * These amounts include 120,000 shares which are jointly owned by John W. R. Miller and Christie Melanie Woodruff.

     By virtue of the percentage of our common stock acquired under the Merger by the GeNOsys Stockholders, this Merger is deemed to have involved a "change of control" of our Company.

     The source of the consideration used by the GeNOsys Stockholders to acquire their interests in our Company was the exchange of their respective GeNOsys Shares as outlined above.

     The primary basis of such "control" by the GeNOsys Stockholders is stock Ownership and/or executive officer or director positions.

     The following are the principal terms of the Merger Agreement:

     1. Subsidiary merged with and into GeNOsys, with GeNOsys being the Surviving Corporation (as defined therein); the separate existence of Subsidiary ceased.

     2. Each one (1) GeNOsys Share was exchanged for one (1) share of our common stock, amounting to 40,000,000 shares in the aggregate.

     3. James P. Doolin ("Doolin"), our former President and director, in consideration of the sum of $25,000 in cash that we have the 30 day option of paying by the conveyance of the outstanding voting securities of our other wholly-owned subsidiary, The Autoline Group 2, Inc., which is engaged in the purchase and sale of automobiles, executed and delivered an Indemnification Agreement regarding the payment and personal indemnification of us and GeNOsys from and against any breach of warranty or false representation made in the Merger Agreement and any and all past liabilities of any type or nature whatsoever of ours existing immediately prior to the closing, and which included but were not limited to our expenses related to the negotiation and the closing of the Merger Agreement, and the compromise and settlement of any amounts due and owing by us to Mr. Doolin for advances, loans or services to or for the benefit of us or otherwise that were incurred by us prior to closing.

     As of the closing of the Merger Agreement, and including our currently outstanding shares, there are or will be on issuance, 42,556,500 post-Merger outstanding shares of our common stock.

     A copy of the Merger Agreement, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 9.01, Exhibit 2.1.

Item 2.01     Completion of Acquisition or Disposition of Assets.

(a)  See Item 1.01 above.

(b) Pursuant to the Technology Transfer Agreement, certain intellectual property rights (the "Technology Rights") to the technologies described in the patents, patent applications and design registration and design application described therein, were sold, transferred and assigned to GeNOsys.

(c) The Technology Rights were sold, transferred and assigned by Miller, Woodruff, Kincade and Bayly, all of whom were 1017975 Shareholders. Following the closing of the Merger, Miller and Woodruff became directors of our Company and the President and Secretary/Treasurer, respectively, of our Company.

(d) The purchase price paid for the Technology Rights was $20.00, which was paid by the issuance to Miller, Woodruff, Kincade and Bayly of a total of 200,000 shares of the GeNOsys Shares, 75,000 shares each to Miller and Woodruff and 25,000 shares each to Kincade and Bayly.

Item 3.02     Unregistered Sales of Equity Securities.

     See Items 1.01 and 2.01 above.

Item 5.01     Changes in Control of Registrant.

     See Items 1.01 and 2.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     See Items 1.01 and 2.01 above.

     Pursuant to the Merger Agreement, the current officers and directors of GeNOsys became members of our Board of Directors and our executive officers, to serve until the next respective annual meetings of our stockholders and our Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. Effective on August 18, 2005, they were: John W. R. Miller, President and Director; Christie M. Woodruff, Secretary/Treasurer and Director; and Clark M. Mower, Director. Our directors and executive officers, James P. Doolin and Burke Staker, resigned, in seriatim, on closing of the Merger.

     The following delineates certain information concerning our newly designated directors and executive officers:
                                                             Positions
                                   Positions with              with
         Name            Age        the Company               GeNOsys
         ----            ---        -----------               -------

John W. R. Miller                   President and           President and
                                    Director                Director

Clark M. Mower                      Director                Director

Christie M. Woodruff                Secretary/Treasurer     Secretary/
                                    and Director            Treasurer and
                                                            Director

    Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.
     The following is a summary of the business experience of each of our current directors and executive officers:

John W. R. Miller. Mr. Miller is 55 years old. In 2003, he co-founded Alberta 1017975 with Christie Woodruff. From 2001 to 2003, Mr. Miller was self-employed. Mr. Miller was the President and a Co-Founder of Pulmonox Research and Development Corp., a biotechnology corporation, where he worked from 1990 to 2001, where he was responsible for the FDA approval of inhaled nitric oxide therapy. Mr. Miller sold his interest in Pulmonox in 2001. Mr. Miller received a B.S. Degree in Education/Business from Brigham Young University in 1972.

Clark M. Mower.   Mr. Mower is a director of our Company and is 58 years old.
From December 2004 to the present, Mr. Mower has been the President/CEO and a director of Flexpoint Sensor Systems, Inc., a producer of sensors for automotive and industrial uses. His responsibilities include all areas of management, including staffing and financial responsibilities of a growing sensor company. From August 2002 to the present, Mr. Mower has also served as a co-founder and managing member of Polar Energy, LLC, of Mountain Green, Utah, and Littleton, Colorado, which provides consulting services to companies that are considering divestiture, mergers or acquisitions. From January 2000 to August 2002, Mr. Mower was Senior Vice President, Mergers and Acquisitions, Merchant Energy Group, with El Paso Energy in Golden, Colorado, where he worked on or lead teams that successfully closed power related acquisitions and divestitures. Mr. Mower studied Business and Accounting at the University of Utah.

Christie M. Woodruff. Christie Woodruff is 23 years old. Ms. Woodruff co-founded Alberta 1017975 in 2003 and is the President of Alberta 1017975. In fall of 2003 she became President of Pulmonox Medical Corp., a biotechnology corporation. Ms. Woodruff has been Executive Assistant to John W.R. Miller since 1999. Her responsibilities included: tracking nitric oxide research projects, supervising manufacturing contractors, payroll, scheduling, and supervision of personnel. Ms. Woodruff studied mathematics at Grants MacEwan Community College in Edmonton, Alberta, Canada.

Item 9.01     Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

                          GeNOsys, Inc.

                      Financial Statements
                         June 30, 2005

                          GeNOsys, Inc.
                         Balance Sheet
                         June 30, 2005

                                   ASSETS

    Assets
         Current Assets
              Cash                                     $     3,323
                                                       -----------
                   Total Current Assets                      3,323
                                                       -----------
                                  Total Assets         $     3,323
                                                       ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY

    Liabilities
         Current Liabilities                           $         0
                                                       -----------
                   Total Current Liabilities                     0
                                                       -----------
                             Total Liabilities         $         0

    Stockholders' Equity
         Common Stock - 50,000,000 shares authorized,
         par value of $0.0001 per share, 33,231,456
         shares issued and outstanding                       3,323
                                                       -----------
                   Total Stockholders' Equity                3,323
                                                       -----------
                   Total Liabilities and Stockholders'
                   Equity                              $     3,323
                                                       ===========


          See accompanying notes to the financial statements

                            GeNOsys, Inc.
                Notes to Interim Financial Statements
                            June 30, 2005


NOTE 1   BASIS OF PRESENTATION

       The accompanying financial statements have been prepared without audit, pursuant to the rules and regulations of the Security and Exchange Commission. The interim financial statements reflect all adjustments which, in the opinion of management, are necessary to present a fair statement of the results for the period.

       Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

NOTE 2 - GOING CONCERN

       The Company does not have significant assets, nor has it established operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. It is the intent of the Company to seek a merger with an existing, well-capitalized operating company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3   EQUITY TRANSACTIONS

       On June 30, 2005, the Company issued 33,231,456 shares, at par value, for $3,323 cash.

NOTE 4   SUBSEQUENT EVENTS

       On August 18, 2005, the Company entered into an agreement and plan of merger with The Autoline Group, Inc ("Autoline"). All outstanding shares of the Company were converted into and exchanged for one share of Autoline. In conjunction with this agreement, GeNOsys issued 200,000 shares of stock in order to obtain intellectual property rights. In addition, GeNOsys issued 2,768,544 shares as part of a compromise and settlement agreement to obtain additional intellectual property rights. Furthermore, GeNOsys issued 3,800,000 shares for a consulting agreement. Finally, a shareholder paid attorney fees of $20,000 on behalf of GeNOsys. Autoline agreed to pay a director $25,000 for an Indemnification Agreement.

          (b)  Pro Forma Financial Information.

                          GeNOsys, Inc.
           [Formerly known as The Autoline Group, Inc.]
                  Pro Forma Financial Statements
                          June 30, 2005

                          GeNOsys, Inc.
                     Pro Forma Balance Sheet
                          June 30, 2005
                           (Unaudited)

                                                                  Pro Forma
                                                              Giving Effect to
                        Autoline                                Merger as of
                       Group, Inc. GeNOsys, Inc. Adjustments   June 30, 2005
Current Assets:
     Cash and cash
      equivalents           8,161         3,323       (8,161)          3,323
                       ----------  ------------  -----------  --------------
     Total current
      assets                8,161         3,323       (8,161)          3,323

Other assets:
     Intangible assets          0             0          677             677
                       ----------  ------------  -----------   -------------
     Total other assets         0             0          677             677
                       ----------  ------------  -----------   -------------
Total Assets                8,161         3,323       (7,484)          4,000
                       ==========  ============  ===========   =============
Current Liabilities:
     Accrued
      Liabilities           4,067             0       (4,067)              0
     Sales Tax Payable      4,587             0       (4,587)              0
     Related Party
      Payable              36,167             0      (16,167)         20,000
                      -----------  ------------  -----------  --------------
     Total current
      liabilities          44,821             0      (24,821)         20,000

Related Party Note
Payable                    15,258             0      (15,258)              0
                      -----------  ------------  -----------  --------------
Total Liabilities          60,079             0      (40,079)         20,000

Stockholders' Equity:
     Common Stock           2,557         3,323       36,677          42,557
     Paid-in Capital       26,243             0      (64,800)        (38,557)
     Accumulated Deficit  (80,718)            0       60,718         (20,000)
                     ------------  ------------  -----------  --------------
     Total
      stockholders'
      equity              (51,918)        3,323       32,595         (16,000)
                     ------------  ------------  -----------  --------------
Total Liabilities and
Stockholders' Equity        8,161         3,323       (7,484)          4,000
                     ============  ============  ===========  ==============

    See accompanying notes to Pro Forma Financial Statements.

                          GeNOsys, Inc.
             Notes to Pro Forma Financial Statements
                          June 30, 2005
                           (Unaudited)

Note 1    DESCRIPTION OF THE TRANSACTION

     Effective August 18, 2005, Autoline Group, Inc. ("Autoline"), entered into an agreement and plan of merger ("the agreement") with GeNOsys, Inc. ("GeNOsys") a Nevada corporation. The agreement calls for each share of issued and outstanding common stock of GeNOsys be converted into and exchanged for one share of Autoline. In conjunction with this agreement, the Company had the option of paying a director $25,000 or divesting a newly created subsidiary, The Autoline Group 2, Inc., which includes the automobile dealership operations, for an Indemnification Agreement. These Pro Forma Statements have been prepared under the assumption that the Company chose the option to divest the dealership operations, which is currently the intent of management. Accordingly, the remaining assets and liabilities were divested through the subsidiary. Also pursuant to this agreement, GeNOsys issued 200,000 shares of stock in order to obtain intellectual property rights. In addition, GeNOsys issued 2,768,544 shares as part of a compromise and settlement agreement to obtain additional intellectual property rights. Furthermore, GeNOsys issued 3,800,000 shares for a consulting agreement. Finally, a shareholder paid attorney fees of $20,000 on behalf of GeNOsys.

          (c)(i) Registrant's Exhibits:

          Attached:
          ---------

          2.1     Agreement and Plan of Merger

                  Exhibit A         Compromise and Settlement Agreement
                  Exhibit B         Shareholder consent to Proposed Merger
                  Exhibit C         Technology Transfer Agreement
                  Schedule 2.1      GeNOsys Disclosure Schedule
                  Schedule 3.1      Autoline Disclosure Schedule
                  Schedule 6.4(b)   Indemnification Agreement

         3           Certificate of Merger

          (c)(ii) GeNOsys' Exhibits:

          3.1     Articles of Incorporation.

          3.2     Bylaws.

          Documents Incorporated by Reference:
          ------------------------------------

10-KSB Annual Report for the year ended November 30, 2004, filed with the Securities and Exchange Commission on February 24, 2005.

10-QSB Quarterly Report for the quarter ended February 28, 2005, filed with the Securities and Exchange Commission on April 12, 2005.

10-QSB Quarterly Report for the quarter ended May 31, 2005, filed with the Securities and Exchange Commission on July 14, 2005.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The AUTOLINE GROUP, INC.


Date:
      --------------                    ------------------------
                                        John W. R. Miller
                                        President and Director